UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montréal, Québec, Canada		H3B 5H2
(Address of principal executive offices)		(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with the creditor protection proceedings previously instituted by AbitibiBowater Inc. (the “Company”) and certain of its subsidiaries under chapter 11 of the U.S. Bankruptcy Code, the U.S. Bankruptcy Court for the District of Delaware (the “U.S. Bankruptcy Court”) approved on August 2, 2010 the Company’s entry into an amendment, dated as of July 20, 2010, to the Backstop Commitment Agreement (the “BCA”), dated May 24, 2010, among the Company on the one hand and Fairfax Financial Holdings Limited (“Fairfax”), Avenue Capital Management II, L.P., Paulson Credit Opportunities Master Ltd., Barclays Bank plc, Steelhead Navigator Master, L.P., J.P. Morgan Securities Inc. and Whitebox Advisors, LLC on the other, each of whom we refer to as a “backstop investor.”

The original BCA provided, among other things, that the backstop investors would provide a commitment to purchase up to $500 million of Convertible Notes due 2017 (“notes”) to be issued by the Company, to the extent that the notes are not subscribed for by holders of eligible claims in a rights offering (the “rights offering”) to be conducted under the Company’s Plans of Reorganization under the U.S. Bankruptcy Code and the CCAA (as defined below).

The amendment modifies the BCA to authorize the Company to issue up to $110 million of additional notes into escrow, to the extent such notes are validly subscribed for by holders of claims that will be unresolved as of the effective date of the rights offering (which will be the effective date of the Company’s Plans of Reorganization). As unresolved claims are allowed or disallowed after the effective date, in whole or in part, (1) escrowed notes on account of allowed claims will be released to the holder of the claim and the associated subscription purchase price will be released to the Company; and (2) escrowed notes on account of disallowed claims will be released to the Company, and the associated subscription purchase price will be released to the holder of the disallowed claim. The escrow mechanism allows holders of unresolved claims to participate in the rights offering while the process of resolution of unresolved claims continues after the effective date. Any escrowed notes will be subject to the same redemption and fundamental change provisions as the other notes.

The amendment also includes an oversubscription feature related to the escrow described above to permit the other creditors that participate in the rights offering to oversubscribe for notes, which maximizes the amount of notes that can be issued to creditors seeking to participate in the rights offering on account of their existing claims. The issuance of notes in the rights offering, whether pursuant to the subscription or oversubscription, will be subject to the right of the Company to cut back the amount of notes to be issued to each holder of claims in order to ensure that the issuance of notes in the rights offering qualifies for the exemption from registration under the U.S. Securities Act of 1933 provided by section 1145 of the U.S. Bankruptcy Code.

Fairfax is the parent company of certain lenders under the Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of April 21, 2009, as amended, by and among the Company, Bowater Incorporated, Bowater Canadian Forest Products Inc., as debtors, debtors in possession and borrowers and Law Debenture Trust Company of New York, as administrative agent and collateral agent, and the lenders party thereto. Along with certain of its subsidiaries, Fairfax also holds the Company’s 8.0% convertible notes due 2013, which are convertible into approximately 37 million shares of the Company. Fairfax and its affiliates appointed two directors to the Company’s board of directors pursuant to the related note purchase agreement, including Paul C. Rivett, vice president and chief legal officer of Fairfax.

A copy of the amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. This description is not complete and is qualified in its entirety by reference thereto.

ITEM 8.01.	OTHER EVENTS.

AbitibiBowater Allowed to Commence Solicitation of Creditor Approval for its Plans of Reorganization

The Company announced on August 2, 2010 that, in connection with its ongoing restructuring proceedings, the U.S. Bankruptcy Court approved on August 2, 2010 the Company’s disclosure statement and solicitation materials for its U.S. plan of reorganization under chapter 11 of the U.S. Bankruptcy Code. The Company had obtained on July 9, 2010 the Québec Superior Court’s (the “Canadian Court”) approval for the mailing of solicitation materials for its plans of reorganization under the Canadian Companies’ Creditors Arrangement Act (CCAA) and related disclosure documents. These approvals enable the Company to begin soliciting votes from creditors to accept or reject its restructuring plans, in accordance with the applicable court orders.

The information provided in the disclosure documents has not been prepared with a view to the disclosure or information requirements of any applicable U.S. or Canadian securities legislation. The financial information in the disclosure documents has not been audited, reviewed or otherwise verified for accuracy or completeness by the Company’s independent accountants. Some of the information consists of forecasts and projections. Readers are cautioned not to place undue reliance on the plans of reorganization and the related disclosure documents.

Monthly Operating Report

On July 30, 2010, the Company and certain of its U.S. subsidiaries (collectively, the “U.S. Debtors”) filed the Monthly Operating Report for the period from June 1, 2010 to June 30, 2010 (the “MOR”) with the U.S. Bankruptcy Court (In re: AbitibiBowater Inc., et al., Chapter 11, Case No. 09-11296). A copy of the MOR is attached as Exhibit 99.5 to this report and is incorporated herein by reference.

The MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of the U.S. Debtors’ compliance with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the MOR has not been audited, reviewed or otherwise verified for accuracy or completeness by independent accountants. The financial statements in the MOR are not intended to be prepared in conformity with U.S. GAAP because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements, and the information contained in the MOR is not intended to reconcile to the consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 31, 2010, as amended, nor any consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q. The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any interim period. Readers are cautioned not to place undue reliance on the MOR. The MOR is in a format required by the U.S. Bankruptcy Court and should not be used for investment purposes.

Monitor’s Report

On August 3, 2010, Ernst & Young Inc. (“E&Y”), as Monitor, filed its fifty-second report (the “Monitor’s Report”) with the Canadian Court in connection with the creditor protection proceedings previously instituted by certain wholly-owned subsidiaries of the Company, namely Abitibi-Consolidated Inc. and certain of its subsidiaries, and Bowater Canadian Holdings Incorporated and certain of its subsidiaries (collectively, the “Canadian Petitioners”), under the CCAA. The purpose of the Monitor’s Report is to report to the Canadian Court with respect to the four week cash flow results of the Canadian Petitioners for the period from May 31, 2010 to June 27, 2010 and to provide details on: (i) an update regarding the overview of the current market conditions in the forest products industry provided in the forty-sixth report of the Monitor, dated July 5, 2010, (ii) the receipts and disbursements of Abitibi-Consolidated Inc. and its subsidiaries and Bowater Canadian Forest Products Inc. for the reporting period, with a discussion of the variances from the respective forecasts set forth in the forty-sixth report of the Monitor, (iii) the current liquidity and revised cash flow forecasts of Abitibi-Consolidated Inc. and its subsidiaries and Bowater Canadian Forest Products Inc. for the 13-week period ended September 26, 2010 and (iv) an update with respect to certain key performance indicators tracked by the Canadian Petitioners. A copy of the Monitor’s Report is attached as Exhibit 99.6 and is incorporated herein by reference.

The Monitor’s Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of the Canadian Petitioners’ compliance with the monthly reporting requirements of the Canadian Court. The financial information in the Monitor’s Report has not been audited, reviewed or otherwise verified for accuracy or completeness by E&Y. Some of the information referred to in the Monitor’s Report consists of forecasts and projections.

Readers are cautioned that, since these projections are based upon assumptions about future events and conditions, the actual results will vary from the projections, even if the assumptions materialize, and the variations could be significant. The Monitor’s Report is in a format required by the Canadian Court and should not be used for investment purposes.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION AND USE OF THIRD-PARTY DATA

Statements in this current report on Form 8-K that are not reported financial results or other historical information of AbitibiBowater Inc. (with its subsidiaries and affiliates, either individually or collectively, unless otherwise indicated, referred to as “AbitibiBowater,” “we,” “our,” “us” or the “Company”) may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to our: creditor protection proceedings under Chapter 11 of the U.S. Bankruptcy Code and the Companies’ Creditors Arrangement Act (Canada); debtor in possession financing arrangements and reorganization process; ability to successfully restructure our debt and other obligations; efforts to reduce costs and increase revenues and profitability, including our cost reduction initiatives regarding selling, general and administrative expenses; business outlook; curtailment of production of certain of our products; assessment of market conditions; financial projections in the disclosure documents in respect of the plans of reorganization, including the values and assumptions used in those projections; ability to sell non-core assets in light of the current global economic conditions; the requirements under the creditor protection proceedings to obtain court approval for certain asset sales; and strategies for achieving our goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “anticipate,” “attempt” and other terms with similar meaning indicating possible future events or potential impact on our business or our shareholders.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to the risks related to our creditor protection proceedings, proposed plans of reorganization, financial condition and business and the risks related to the common stock of the Company or its successor on emergence from creditor protection. These risks and others that could cause actual results to differ from forward-looking statements are further described under Exhibit 99.5 of our current report on Form 8-K filed on May 28, 2010. All forward-looking statements in this current report on Form 8-K are expressly qualified by these cautionary statements in this section and in our other filings with the Securities and Exchange Commission and the Canadian securities regulatory authorities. We disclaim any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

The ultimate recovery to creditors and/or shareholders, if any, will not be determined until the plans of reorganization have been confirmed. The recovery will depend, among other things, on the nature of the claim and the debtor against whom the claim is properly made, as further described in the plans of reorganization and the related disclosure documents. Accordingly, the value of our obligations, including our debt securities, is highly speculative. The plans of reorganization provide that all of our common stock and exchangeable shares will be canceled for no consideration. Appropriate caution should be exercised with respect to existing and future investments in the liabilities and/or securities of the Company or any of its subsidiaries. None of the statements in this current report on Form 8-K is a solicitation of votes for or against any plan of reorganization. Any such solicitation will only be made through appropriate disclosure documents approved by the applicable court.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	First Amendment, dated July 20, 2010, to the Backstop Commitment Agreement dated May 24, 2010 between AbitibiBowater Inc. and Fairfax Financial Holdings Limited, Avenue Capital Management II, L.P., Paulson Credit Opportunities Master Ltd., Barclays Bank plc, Steelhead Navigator Master, L.P., J.P. Morgan Securities Inc. and Whitebox Advisors, LLC

99.1	Debtors’ Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated August 2, 2010

99.2	CCAA Plan of Reorganization and Compromise, dated August 2, 2010

99.3	Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated August 2, 2010

99.4	Notice of Meeting and Information Circular Pertaining to a Plan of Reorganization and Compromise under the CCAA, dated August 2, 2010

99.5	Monthly Operating Report for the Period June 1, 2010 to June 30, 2010, dated July 30, 2010

99.6	Fifty-Second Report of the Monitor, dated August 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: August 4, 2010	By:	/S/ JACQUES P. VACHON
	Name:	Jacques P. Vachon
	Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	First Amendment, dated July 20, 2010, to the Backstop Commitment Agreement dated May 24, 2010 between AbitibiBowater Inc. and Fairfax Financial Holdings Limited, Avenue Capital Management II, L.P., Paulson Credit Opportunities Master Ltd., Barclays Bank plc, Steelhead Navigator Master, L.P., J.P. Morgan Securities Inc. and Whitebox Advisors, LLC

99.1	Debtors’ Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated August 2, 2010

99.2	CCAA Plan of Reorganization and Compromise, dated August 2, 2010

99.3	Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated August 2, 2010

99.4	Notice of Meeting and Information Circular Pertaining to a Plan of Reorganization and Compromise under the CCAA, dated August 2, 2010

99.5	Monthly Operating Report for the Period June 1, 2010 to June 30, 2010, dated July 30, 2010

99.6	Fifty-Second Report of the Monitor, dated August 3, 2010